                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 6, 1996


                          DEL GLOBAL TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)


                                     1-10512
                            (Commission File Number)


                                   13-1784308
                      (IRS Employer Identification Number)


                                    New York
                            (State of Incorporation)


                    1 Commerce Park, Valhalla, New York 10595
                    (Address of principal executive offices)


                                  914-686-3600
              (Registrant's Telephone Number, including area code)

Item 7.           Financial Statements and Exhibits.

(a)      Condensed Consolidated Pro Forma Financial Information.

         (i)      Condensed Consolidated Pro Forma Balance Sheet

         (ii) Condensed Consolidated Pro Forma Statement of Operations for Fiscal Year Ended July 29, 1995

         (iii) Condensed Consolidated Pro Forma Statement of Operations for Six Months Ended February 3, 1996

             CONDENSED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION


         The accompanying Condensed Consolidated Pro Forma Financial Statements reflect the acquisition of certain assets of the Gendex Medical Division of Dentsply International Inc. by Gendex-Del Medical Imaging Corp., a wholly-owned subsidiary of Del Global Technologies Corp. Such acquisition was effective March 7, 1996. The Condensed Consolidated Pro Forma Balance Sheet combines the unaudited Balance Sheet of Del Global Technologies Corp. at February 3, 1996 with the audited Statement of Net Assets to be Acquired of the Gendex Medical Division of Dentsply International Inc. at December 31, 1995 as if such transaction had occurred on February 3, 1996. The Condensed Consolidated Pro Forma Statement of Operations for the fiscal year ended July 29, 1995 combines the audited Statement of Income of Del Global Technologies Corp. and Subsidiaries for the fiscal year ended July 29, 1995 with the unaudited Statement of Operations of the Gendex Medical Division of Dentsply International Inc. for the twelve month period ended July 31, 1995 as if such transaction had occurred at the beginning of the twelve month period presented. The Condensed Consolidated Pro Forma Statement of Operations for the six month period ended February 3, 1996 combines the unaudited Statement of Income of Del Global Technologies Corp. and Subsidiaries for the six months ended February 3, 1996 with the unaudited Statement of Operations of the Gendex Medical Division of Dentsply International Inc. for the six month period ended January 31, 1996 as if such transaction had occurred at the beginning of the six month period presented. The transaction has been accounted for as a purchase and appropriate adjustments have been made to the Condensed Consolidated Pro Forma Statements of Operations to reflect the transaction at the beginning of the respective periods combined. The pro forma financial information presented above is not necessarily indicative of the operating results which would have been achieved had the Company acquired Gendex Medical at the beginning of the periods presented or of results to be achieved in the future.

                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                 DEL            GENDEX       PRO FORMA       PRO FORMA
                             CONSOLIDATED      MEDICAL       ADJUSTMENTS          AT
                             FEBRUARY 3,     DECEMBER 31,       DEBIT        FEBRUARY 3,
                                 1996            1995         (CREDIT)           1996
                             ------------    ------------    -----------     ------------
                                                          ASSETS
Cash and investments......   $    659,842                                    $    659,842
Trade receivables.........      5,725,121                                       5,725,121
Inventory.................     19,908,557     $6,129,493                       26,038,050
Prepaid expenses and other
  current assets..........      1,971,152                                       1,971,152
                             ------------    -----------                     ------------
Total current assets......     28,264,672      6,129,943                       34,394,165
                             ------------    -----------                     ------------
Fixed assets net..........      8,175,092        650,675                        8,825,767
Goodwill..................      2,802,018                                       2,802,018
Investment in assets of                                      $ 7,750,000 (1)
  subsidiary..............                                    (7,750,000)(2)
Other assets..............      1,427,877      1,701,961        (732,129)(2)    2,397,709
                             ------------    -----------                     ------------
Total.....................   $ 40,669,659     $8,482,129                     $ 48,419,659
                             ------------    -----------                     ------------
                             ------------    -----------                     ------------

                                           LIABILITIES AND SHAREHOLDERS' EQUITY
Current portion of long-
  term debt...............   $    943,383                                    $    943,383
Accounts payable..........      2,748,117                                       2,748,117
Accrued liabilities and
  income taxes............      2,656,163                    $  (250,000)(1)    2,906,163
                             ------------                                    ------------
Total current
  liabilities.............      6,347,663                                       6,597,663
Long-term debt............     11,755,397                     (5,700,000)(1)   17,455,397
Subordinated debt.........                                    (1,800,000)(1)    1,800,000
Other liabilities.........      1,414,551                                       1,414,551
                             ------------                                    ------------
Total liabilities.........     19,517,611                                      27,267,611
                             ------------                                    ------------
Common stock..............        434,698                                         434,698
Net assets acquired.......                    $8,482,129       8,482,129 (2)
Additional paid-in
  capital.................     17,490,139                                      17,490,139
Retained earnings.........      3,563,896                                       3,563,896
                             ------------    -----------                     ------------

                               21,488,733      8,482,129                       21,488,733
Less: Treasury stock......        336,685                                         336,685
                             ------------    -----------                     ------------
Total shareholders'
  equity..................     21,152,048      8,482,129                       21,152,048
                             ------------    -----------                     ------------
Total.....................   $ 40,669,659     $8,482,129                     $ 48,419,659
                             ------------    -----------                     ------------
                             ------------    -----------                     ------------


PRO FORMA ADJUSTMENTS TO BALANCE SHEET:


(1) To reflect cash consideration of $5,700,000, seller's subordinated note of $1,800,000, professional fees and expenses of approximately $250,000 related to acquisition and investment in subsidiary.


(2) To reflect assets acquired at fair value and eliminate net equity acquired.

            CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                        FISCAL YEAR ENDED JULY 29, 1995

                                                                GENDEX MEDICAL
                                          DEL CONSOLIDATED    TWELVE MONTHS ENDED     PRO FORMA          PRO FORMA
                                          FISCAL YEAR ENDED      JULY 31, 1995       ADJUSTMENTS            AT
                                            JULY 29, 1995         (UNAUDITED)       DEBIT (CREDIT)     JULY 29, 1995
                                          -----------------   -------------------   --------------     -------------
Net sales...............................     $32,596,312          $20,995,954                           $ 53,592,266
                                          --------------      ---------------                          -------------
Cost of sales...........................      19,177,999           18,011,318                             37,189,317
Research and development................       2,861,844               12,056                              2,873,900
Selling, general and administrative.....       6,622,690            2,895,769                              9,518,459
Interest expense........................       1,191,142                              $  624,000 (1)       1,815,142
                                          --------------      ---------------                          -------------
                                              29,853,675           20,919,143                             51,396,818

                                          --------------      ---------------                          -------------
Pre-tax income..........................       2,742,637               76,811                              2,195,448
Income taxes............................         837,428                                (167,000)(2)         670,428
                                          --------------      ---------------                          -------------
Net income..............................     $ 1,905,209          $    76,811                           $  1,525,020
                                          --------------      ---------------                          -------------
                                          --------------      ---------------                          -------------
Net income per common share and common
  share equivalent......................
Primary.................................     $      0.39                                                $       0.31
                                          --------------                                               -------------
                                          --------------                                               -------------
Fully diluted...........................     $      0.39                                                $       0.31
                                          --------------                                               -------------
                                          --------------                                               -------------
Weighted average shares outstanding.....       5,044,295(3)                                                5,044,295(3)
                                          --------------                                               -------------
                                          --------------                                               -------------




            CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                       SIX MONTHS ENDED FEBRUARY 3, 1996


                                 DEL
                            CONSOLIDATED       GENDEX MEDICAL
                             SIX MONTHS          SIX MONTHS
                                ENDED              ENDED           PRO FORMA         PRO FORMA AT
                             FEBRUARY 3,        JANUARY 31,       ADJUSTMENTS        FEBRUARY 3,
                          1996 (UNAUDITED)    1996 (UNAUDITED)   DEBIT (CREDIT)          1996
                          -----------------   ----------------   --------------     --------------
Net sales...............     $16,800,619         $8,636,962                          $ 25,437,581
                          --------------      -------------                         -------------
Cost of sales...........       9,744,552          7,479,609                            17,224,161
Research and
  development...........       1,431,894              1,887                             1,433,781
Selling, general and
  administrative........       3,356,117          1,305,516                             4,661,633
Interest expense........         595,211                            $310,000(1)           905,211
                          --------------      -------------                         -------------
                              15,127,774          8,787,012                            24,224,786
                          --------------      -------------                         -------------
Pre-tax income (loss)...       1,672,845           (150,050)                            1,212,795
Income taxes............         510,218                            (140,316)(2)          369,902
                          --------------      -------------                         -------------
Net income (loss).......     $ 1,162,627         $ (150,050)                         $    842,893
                          --------------      -------------                         -------------
                          --------------      -------------                         -------------

Net income per common
  share and common share
  equivalent:
Primary.................     $      0.23                                             $       0.16
                          --------------                                            -------------
                          --------------                                            -------------
Fully diluted...........     $      0.23                                             $       0.16
                          --------------                                            -------------
                          --------------                                            -------------
Weighted average shares
  outstanding...........       5,252,173(3)                                             5,252,173(3)
                          --------------                                            -------------
                          --------------                                            -------------


PRO FORMA ADJUSTMENTS TO STATEMENTS OF OPERATIONS:

(1) Interest expense on $5,700,000 of additional bank debt and $1,800,000 of subordinated debt.


(2) Tax effect of Gendex Medical pretax income net of pro forma interest adjustment.


(3) Weighted average shares outstanding adjusted for 3% semi-annual stock dividend paid in December 1995.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEL GLOBAL TECHNOLOGIES CORP.




                                   By:  /s/ Leonard A. Trugman
                                        ====================================
Dated:  May 6, 1996                    Leonard A. Trugman, President, Chairman
                                        and Chief Executive Officer


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